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                                                                       Form 10-K
                                                             Year Ended 12/31/99
                                                                  Exhibit 10 (a)


                        RETIREMENT POLICY FOR DIRECTORS
                    (As revised, effective March 23, 2000)


1. An outside director will retire from the Board as of the first day of the month following his or her attaining age 70. An outside director, for the purposes of this policy, is one who has never been an employee of the Company.

2. Any employee director who was first elected to the Board prior to September 28, 1990 will tender his or her resignation from the Board to be effective no later than the effective date of his or her retirement from the Company and such resignation will be accepted absent a determination by the Board that the services of the director are unique and essential for such period as the Board may determine.

3. Any employee director who was first elected to the Board on or after September 28, 1990 will retire from the Board no later than the effective date of his or her termination of employment for any reason or at the age of 65, whichever occurs first. However, an employee director who is serving as Chief Executive Officer will retire from the Board at the end of his or her current term after retirement as an employee from the Company or no later than the effective date of his or her termination of employment for any reason other than retirement. If desired by the Board, such a retiring Chief Executive Officer may serve as a consultant to the Board.

4. Nothing in this policy shall be construed to restrict the stockholders' right to elect any person a director of the Company in accordance with the Certificate of Incorporation and By-Laws.
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   RETIREMENT BENEFITS, PHANTOM STOCK GRANTS AND STOCK OPTIONS FOR DIRECTORS
          (Effective January 1, 1997, as revised September 24, 1998;
                      November 18, 1999; March 23, 2000)


     No retirement benefit will be paid to any director whose service begins on or after November 18, 1999. Retirement benefits for directors whose service began prior to November 18, 1999, will be determined as follows:

 .    A director who is retired as of January 1, 1997 will receive an annual retirement benefit equal to 10% of the annual retainer fee payable to active directors at the time such benefit is actually paid for each year or fraction thereof of service as a director (with a maximum of ten years).

 .    Each director who was active as of January 1, 1997 shall have elected, prior to February 15, 1997, to:

     (1) receive an annual retirement benefit equal to 10% of the annual retainer fee payable to active directors at the time such benefit is actually paid for each year or fraction thereof of service as a director (with a maximum of ten years); or

     (2) have an amount equal to the present value of that director's earned annual retirement benefit at December 31, 1996 credited as of January 1, 1997 to a book-entry account of that director pursuant to a Deferred Compensation Agreement; or

     (3) convert the present value of that director's earned annual retirement benefit at December 31, 1996 to the number of shares of phantom stock (carried to four decimal places) determined by dividing such present value by the fair market value of a share of common stock on the most recent trading day of the common stock on the NYSE, which shares will be credited as of January 1, 1997 to a book-entry phantom stock account.

 .    A non-employee director who (i) was active as of January 1, 1997 with less than ten years of service as a director and who chose alternative (2) or
     (3) in the preceding paragraph or (ii) is first elected to the Board on or after January 1, 1997, but prior to November 18, 1999, will be credited as of January 1 of each year beginning January 1, 1997 with the number of shares of phantom stock (carried to four decimal places) determined by dividing an amount equal to 35% of the annual retainer fee payable to active directors for such year by the fair market value of a share of common stock on the most recent trading day of the common stock; provided that a non-employee director shall be credited with phantom shares only until the commencement of the tenth year of service as a non-employee director; provided, further, that a non-employee director may elect, as set forth in and pursuant to the applicable Stock Incentive Plan of the Company, to receive in lieu of crediting all or some of such shares of phantom stock, an option to purchase shares of common stock.

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PAYMENT OF ANNUAL RETIREMENT BENEFITS, DEFERRED COMPENSATION AND PHANTOM STOCK
AND TREATMENT OF STOCK OPTIONS

Annual Retirement Benefits
--------------------------

Annual retirement benefits will be paid quarterly in advance as follows:

 .    The annual retirement benefit of a director whose service on the Board terminates at or after age 65 for any reason will begin with the first calendar quarter following the effective date of retirement.

 .    The annual retirement benefit of a director whose service on the Board terminates prior to age 65 for any reason except disability that ends the director's active business career or employment will begin with the first calendar quarter following the attainment of age 65.

 .    The annual retirement benefit of a director whose service on the Board terminates prior to age 65 by reason of disability that ends the director's active business career or employment will begin with the first calendar quarter following the effective date of retirement.

 .    In all cases, no payment of an annual retirement benefit will occur following the date of death.

 .    A former director who is receiving an annual retirement benefit will receive any future increases in annual retirement benefits from and after the time such increases are put into effect.

Deferred Compensation
---------------------

 .    A director who was active as of January 1, 1997 who elected to have an amount equal to the present value of that director's earned annual retirement benefit at December 31, 1996 credited as of January 1, 1997 to a book-entry account pursuant to a Deferred Compensation Agreement will be paid in accordance with the terms and conditions of that Agreement.

Phantom Stock
-------------

 .    On each dividend payment date in respect of the common stock, a director's phantom stock account shall be credited with the number of shares of phantom stock (carried to four decimal places) determined by dividing (i) the product of the number of shares of phantom stock credited to that director's phantom stock account as of the record date for such dividend multiplied by the per share amount of the dividend by (ii) the fair market value of a share of common stock on the dividend payment date (or if the dividend payment date is not a trading day on the NYSE, the most recent trading day of the common stock on the NYSE).

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 .    In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of common stock other than a regular cash dividend, the number and class of phantom securities credited to a director's account shall be appropriately adjusted by a committee designated by the Board.

 .    In connection with termination of service on the Board for any reason other than death, the director may elect as of the effective date of such cessation of service (and if the director's cessation of service is by reason of death, the director shall be deemed to elect as of the date of death), to convert the value of that director's phantom stock account (determined by multiplying the number of shares of phantom stock by the fair market value of the common stock on the effective date of such cessation of service) to a cash amount to be credited to a book-entry cash account. Such cash account shall be credited quarterly (beginning on the last day of the calendar quarter in which the termination of service occurred) with an amount of interest on the balance (including interest previously credited) at an annual rate equal to the then current yield obtainable on United States government bonds having a maturity date of approximately five years. Failure to make an election under this clause shall result in the continuation of the director's phantom stock account.

 .    If, as a result of any merger, consolidation, exchange, reclassification, sale of assets or similar transaction or event, the common stock ceases, or as a result of a transaction or event is intended to cease, to be listed for trading on the NYSE (and is not otherwise publicly traded), the director or any former director may elect at any time after the Company has entered into an agreement providing for such transaction or event, as of a date designated by the director or former director (and in the absence of such an election and designation the director or former director shall be deemed to elect as of the effective date of such transaction or event), to convert the value of that director's phantom stock account (determined by multiplying the number of shares of phantom stock by the fair market value of the common stock on the effective date of such cessation of service) to a cash amount to be credited to a book-entry cash account. Such cash account shall be credited quarterly (beginning on the last day of the calendar quarter in which the termination of service occurred) with an amount of interest on the balance (including interest previously credited) at an annual rate equal to the then current yield obtainable on United States government bonds having a maturity date of approximately five years.

A director's cash account or phantom stock account will be paid as follows:

 .    A director whose service on the Board terminates at or after age 65 for any reason except death shall elect to receive, as of the first day of the first calendar quarter following the effective date of such cessation of service, either (1) an annual amount in cash for a number of years not exceeding ten determined by dividing the value of the director's phantom stock account (the value of the phantom stock is to be determined by reference to the fair market value of the common stock on the date of such cessation of service), but not the director's cash account, as of the effective date of such cessation of service by the number of annual payments to be made; provided that the last payment made shall be for

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     100% of the value of the director's account as of the date of the last payment, (2) an annual amount in cash for a number of years not exceeding ten determined by dividing the value of the director's cash account or phantom stock account (the value of the phantom stock is to be determined by reference to the fair market value of the common stock on the effective date of the distribution and after giving effect to the crediting of shares of phantom stock on each dividend payment date on or prior to the date of the distribution) as of the effective date of the distribution by the number of annual payments remaining to be made; provided that the last payment made shall be for 100% of the value of the director's cash account or phantom stock account, as the case may be, as of the date of the last payment, or (3) a lump sum amount in cash equal to the value of the director's cash account or phantom stock account (the value of the phantom stock is to be determined by reference to the fair market value of the common stock on the effective date of such cessation of service). In the absence of a timely election, a director shall be deemed to have elected option (1) with ten annual payments with respect to his phantom stock account, and option (2) with ten annual payments with respect to his cash account.

 .    A director whose service on the Board terminates prior to age 65 for any reason except death shall elect to receive (1) as of the first day of the first calendar quarter following the attainment of age 65, an annual amount in cash a number of years not exceeding ten determined by dividing the value of the director's cash account or phantom stock account (the value of the phantom stock is to be determined by reference to the fair market value of the common stock on the effective date of the distribution and after giving effect to the crediting of shares of phantom stock on each dividend payment date on or prior to the date of the distribution) as of the effective date of the distribution by the number of annual payments remaining to be made; provided that the last payment made shall be for 100% of the value of the director's account as of the date of the last payment, or (2) shall elect to receive, as of the first day of the first calendar quarter following the effective date of such cessation of service, either
     (i) an annual amount in cash for a number of years not exceeding ten determined by dividing the value of the director's phantom stock account (the value of the phantom stock is to be determined by reference to the fair market value of the common stock on the date of such cessation of service), but not the director's cash account, as of the effective date of such cessation of service by the number of annual payments to be made; provided that the last payment made shall be for 100% of the value of the director's account as of the date of the last payment, (ii) an annual amount in cash for a number of years not exceeding ten determined by dividing the value of the director's cash account or phantom stock account (the value of the phantom stock is to be determined by reference to the fair market value of the common stock on the effective date of the distribution and after giving effect to the crediting of shares of phantom stock on each dividend payment date on or prior to the date of the distribution) as of the effective date of the distribution by the number of annual payments remaining to be made; provided that the last payment made shall be for 100% of the value of the director's cash account or phantom stock account, as the case may be, as of the date of the last payment, or
     (iii) a lump sum amount in cash equal to the value of the director's cash account or phantom stock account (the value of the phantom stock is to be determined by reference to the fair market value of the common stock on the effective date of such cessation of service). In the absence of a timely election, a director shall be deemed to

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     have elected option (2)(i) with ten annual payments with respect to his phantom stock account, and (2)(ii) with ten annual payments with respect to his cash account.

 .    In all cases, if a director's cessation of service as a director is by reason of death or if a director dies while retired and amounts remain to be paid under the director's cash account or phantom stock account, 100% of the value of the director's cash account or phantom stock account (the value of the phantom stock is to be determined by reference to the fair market value of the common stock on the date of death) as of the date of death shall be paid as soon as practicable after the date of death to the director's estate or any beneficiaries designated by the director.

 .    If, as a result of any recapitalization, reorganization, merger, consolidation, combination, exchange of shares or similar transaction or event, the common stock will cease, or as a result of a transaction or event is intended to cease, to be listed for trading on the NYSE (and is not otherwise publicly traded), any former director who has amounts remaining to be paid under the former director's cash account or phantom stock account, may elect at any time after the Company has entered into an agreement providing for such transaction or event, as of a date designated by the former director to receive a lump sum amount in cash equal to the value of the director's cash account or phantom stock account (the value of the phantom stock is to be determined by reference to the fair market value of the common stock on the date designated by the former director).

Stock Options
-------------

 .    Each option to purchase shares of common stock held by a non-employee director shall be governed by the terms and conditions of the applicable stock option agreement and stock incentive plan.

MISCELLANEOUS

To be entitled to receive any benefits under this policy, a former director must agree to consult with and render advice to the Company as requested at times that do not unreasonably interfere with his personal or other business activities. Conduct detrimental to the Company, as determined by the Board of Directors, will result in forfeiture of all benefits under this policy.

These provisions on benefits will apply to all living, former directors effective January 1, 1997, regardless of when they were first elected or ceased to serve, to all active, non-employee directors as of January 1, 1997 whose service on the Board terminates after January 1, 1997 and to all non-employee directors who are first elected to the Board on or after January 1, 1997.

 .    A director's rights to receive benefits shall be no greater than the rights of any unsecured general creditor of the Company.

 .    A director shall not have any rights as a stockholder of the Company with respect to any shares of phantom stock.

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 .    This policy and all determinations made and actions taken pursuant hereto, to the extent not governed by the Internal Revenue Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflict of laws.

 .    Benefits described herein may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process.

For the purposes of these provisions on retirement benefits and phantom stock grants:

 .    A non-employee director is a director who is not currently an employee of the Company and/or its subsidiaries and who never has been an employee of the Company and/or its subsidiaries.

 .    The fair market value of the common stock shall be determined by reference to the average of the high and low trading prices as reported in the New York Stock Exchange Composite Transactions in The Wall Street Journal for
                                                   -----------------------
     the relevant trading day.

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